UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

JFB CONSTRUCTION HOLDINGS

(Exact name of registrant as specified in its charter)

Nevada	001-42538	99-2549040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 S. Dixie Highway, Suite B

Lantana, FL 33462

(Address of principal executive offices) (Zip Code)

561-582-9840

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	JFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On July 16, 2026, JFB Construction Holdings (the “Company” or “JFB”), Xtend AI Robotics, Inc., a Delaware corporation (“Newco”), XT Merger Sub 2, Inc., a Nevada corporation and a direct, wholly-owned subsidiary of Newco (“Merger Sub 2”), and Xtend Reality Expansion Ltd., a company organized under the laws of the State of Israel (“Xtend”), entered into an Amendment (the “Amendment”) to the Agreement and Plan of Merger dated February 13, 2026 (as amended on March 21, 2026, the “Merger Agreement”) by and among the Company, Newco, Merger Sub 2, and Xtend, pursuant to which (i) an Israeli shell company formed by Newco prior to the closing of the transactions contemplated by the Merger Agreement under the laws of the State of Israel as a direct, wholly-owned subsidiary of Newco will merge with and into Xtend (the “Xtend Merger”) with Xtend surviving as a direct, wholly-owned subsidiary of Newco and (ii) immediately after the Xtend Merger, Merger Sub 2 will merge with and into the Company (the “Company Merger” and together with the Xtend Merger, the “Mergers”) with the Company surviving as a direct, wholly-owned subsidiary of Newco (the transactions described in the foregoing, collectively, the “Transactions”).

The Amendment amends the Merger Agreement to, among other things, (i) shorten the timeframe pursuant to which Xtend shall deliver to Newco the consideration schedule (the “consideration schedule”) setting forth the number of shares of Newco common stock shares of Newco common stock that each outstanding share of Xtend will convert into from five to three business days, (ii) shorten the timeframe pursuant to which the Company shall deliver to Xtend certain Company cash and capitalization info in connection with Xtend’s preparation of the considerations schedule from seven to five business days, (iii) add a provision restricting Newco, for six months following the Closing (as defined in the Merger Agreement), from issuing shares of Newco common stock in a capital raise or similar financing at a price of less than $6.00 per share, (iv) update the definition of “Closing Cash” to be the sum of Pubco’s balance of cash immediately prior to the Closing and the aggregate amount of cash held at least five business days prior to the Closing by an escrow account or trust account, subject to certain conditions regarding withdrawal and release of such funds, (v) lower the “Closing Cash” minimum condition threshold to $60,000,000 from $110,000,000, (vi) extend the outside date for the closing under the Merger Agreement to October 31, 2026, subject to up to two three-month extensions in certain circumstances, (vii) replace references to “NASDAQ” in the Merger Agreement with “NYSE,” and (viii) amend and restate the form of post-Closing Newco amended and restated bylaws in their entirety (the “A&R Bylaws”), as further described below.

Concurrently with execution of the Amendment, an amended and restated Pubco Investor Support Agreement (the “A&R Support Agreement”), was executed by Xtend and American Ventures LLC, Series XIV JFB (the “Shareholder”). Under the A&R Support Agreement, among other things, (a) the Shareholder agreed to (i) certain transfer restrictions on its shares of the Company’s capital stock prior to obtaining the requisite stockholder approval, (ii) a 180-day lock-up period following the closing of the Transactions with respect to shares of Newco common stock issued in connection with the Transactions (subject to certain exceptions, including transfers that do not exceed a specified volume limitation and are made at a price above a specified minimum price of $3.10 per share), (iii) vote its shares in favor of the transactions contemplated by the Merger Agreement, (iv) deliver a notice of exercise of its outstanding warrants to purchase shares of the Company’s Class A common stock and fund the aggregate exercise price into escrow at least seven business days prior to the Closing, (b) Newco agreed not to waive, amend, or repeal the lock-up restrictions applicable to other stockholders under the A&R Bylaws without the Shareholder’s prior written consent, and (c) the parties agreed that unexercised warrants held by the Shareholder at Closing shall be deemed cashless exercised at a value of $6.3391 per share of the Company’s Class A common stock, subject to a cap of 6,999,928 shares of Newco common stock. The exercise of such warrants at Closing by the Shareholder is expected to satisfy the “Closing Cash” condition set forth in the Merger Agreement, as amended by the Amendment.

The Amendment also provides that the A&R Bylaws will become effective upon Closing. Among other things, the A&R Bylaws (a) add a new lock-up provision restricting the transfer of shares of Newco common stock issued in connection with the Transactions (other than certain excluded shares) for a lock-up period beginning on the closing date and ending 270 days thereafter, subject to (i) customary exceptions, including transfers for estate planning purposes, transfers to affiliates, transfers in connection with a subsequent liquidation, merger, stock exchange or similar transaction, and transfers approved by the board of directors of Newco, and (ii) a coordinated sale process permitting limited sales of locked-up shares through one or more designated brokers following the initial 180-day portion of the lock-up period, subject to a periodic sales limitation of 25% of a holder’s base holdings per 30-day measurement period and (b) provide that the board of directors of Newco may waive, amend, or repeal these lock-up restrictions, subject to any written agreement entered into by Newco imposing limitations thereon (including the A&R Support Agreement), provided that any such waiver, amendment, repeal, or release is applied on a pro rata or other uniform basis among holders of locked-up shares. Such lock-up restrictions do not apply to shares of Newco common stock held by the Shareholder or its affiliates and transferees, whose transfer restrictions are instead governed exclusively by the A&R Support Agreement..

Except as modified by the Amendment, the terms of the Merger Agreement, in the form filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 13, 2026 with the U.S. Securities and Exchange Commission (the “SEC”) and as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 24, 2026 with the SEC, are unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of July 16, 2026, by and among JFB Construction Holdings, Xtend AI Robotics, Inc., XT Merger Sub 2, Inc. and Xtend Reality Expansion Ltd.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules, annexes and exhibits to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and oral statements made from time to time by our representatives may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential Transactions between Xtend and JFB, including statements regarding the expected impacts and benefits of the potential Transactions, timing of the closing of the Transactions, and strategic initiatives for Newco following the closing. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “outlook”, “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Xtend’s and JFB’s management have based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the Transactions may not be consummated; there may be difficulties with the integration and in realizing the expected benefits of the Transactions; Xtend and JFB may need to use resources that are needed in other parts of its business to do so; there may be liabilities that are not known, probable or estimable at this time; the Transactions may result in the diversion of management’s time and attention to issues relating to the Transactions and integration; expected synergies and operating efficiencies attributable to the Transactions may not be achieved within its expected time-frames or at all; there may be significant transaction costs and integration costs in connection with the Transactions; the possibility that JFB will not have sufficient cash at close to satisfy the minimum cash condition; unfavorable outcome of legal proceedings that may be instituted against JFB and Xtend following the announcement of the Transactions; risks inherent to the business may result in additional strategic and operational risks, which may impact Xtend’s, Newco’s and JFB’s risk profiles, which each company may not be able to mitigate effectively; JFB’s ability to complete construction projects or other transactions on schedule and budget; changes in weather and occurrence of natural disasters and pandemics; recent imposition of tariffs by governments on construction materials, such as steel, aluminum and lumber; disruptions in supply chains; increase in the cost of labor and construction materials; JFB’s ability to maintain safe work sites; Xtend’s dependence on a limited number of defense and governmental security customers for a substantial portion of its business; significant delays or reductions in appropriations, Xtend’s programs and certain government fundings and programs more broadly, including as a result of a prolonged continuing resolution and/or government shutdown, and/or related to the global security environment or other global events; increased competition within JFB’s and Xtend’s markets and bid protests; changes in procurement and other U.S. and foreign laws, including changes through executive orders, contract terms and practices applicable to our industry, findings by certain applicable governments as to our compliance with such requirements, more aggressive enforcement of such requirements and changes in Xtend’s customers’ business practices globally; the improper conduct of employees, agents, subcontractors, suppliers, business partners or joint ventures in which Xtend participates, including the impact on Xtend’s reputation and its ability to do business; cyber and other security threats or disruptions faced by Xtend and JFB, its customers or its suppliers and other partners, and changes in related regulations; and Xtend’s ability to innovate, develop new products and technologies, progress and benefit from digital transformation and maintain technologies to meet the needs of Xtend’s customers. In addition, a number of important factors could cause JFB’s, Xtend’s or Newco’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors that will be discussed in the section entitled “Risk Factors” in the registration statement on Form S-4 filed by JFB and Newco, as any such factors may be updated from time to time in other filings with the SEC, including without limitation Xtend’s investor relations site at https://www.xtend.me/newsroom and JFB’s investor relations site at https://investors.jfbconstruction.net/. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither Xtend nor JFB undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the Transactions, Newco and JFB filed a registration statement on Form S-4, which will include an information statement of JFB and a preliminary prospectus of Newco. After the registration statement is declared effective, JFB will mail to its stockholders a definitive information statement that will form part of the registration statement. This communication is not a substitute for the information statement/prospectus or registration statement or for any other document that JFB may file with the SEC and send to its stockholders in connection with the Transactions. INVESTORS AND SECURITY HOLDERS OF XTEND AND JFB ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS OR REGISTRATION STATEMENT AND ANY OTHER DOCUMENT THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by JFB through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by JFB will be available free of charge on JFB’s website at https://investors.jfbconstruction.net/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFB CONSTRUCTION HOLDINGS

Date: July 16, 2026	By:	/s/ Joseph F. Basile III
Joseph F. Basile III
Chief Executive Officer